UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 12, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of Owens-Illinois Group Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2019, OI European Group B.V. (“OI Europe”), a private company with limited liability incorporated under the laws of the Netherlands and an indirect wholly-owned subsidiary of Owens-Illinois Group, Inc. (“OI Group”), which is the wholly owned subsidiary of Owens-Illinois, Inc. (“OI Inc.”), completed a private offering of €500 million 2.875% Senior Notes due 2025 (the “Notes”).  The Notes were offered and sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers then sold the Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act. The Notes are governed by an Indenture, dated November 12, 2019, by and among OI Europe, the guarantors party thereto, including OI Group, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior basis by OI Group and by certain U.S. domestic subsidiaries of OI Group, so long as they remain guarantors of OI Group’s amended and restated secured credit agreement.

The description in this Current Report of the Notes and the Indenture is not intended to be a complete description of those documents and is qualified in its entirety by the full text of the Indenture, including the form of Notes contained therein, which is attached as an exhibit to and incorporated by reference in this Current Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of November 12, 2019, by and among OI European Group B.V., the guarantors party thereto, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: November 12, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: November 12, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer